Exhibit 10.22

CONATUS PHARMACEUTICALS INC.

AND

PFIZER INC.

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered into as of July 3, 2013, by and between CONATUS PHARMACEUTICALS INC. (“Maker”), and PFIZER INC. (“Payee”), the holder of that certain Promissory Note (“Promissory Note”) dated July 29, 2010 in the principal amount of $1,000,000 issued by Maker to Payee. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Promissory Note.

WHEREAS, Maker and Payee desire to amend the Promissory Note as set forth herein to provide for the conversion of the Promissory Note into shares of Maker’s Common Stock upon Maker’s completion of an initial public offering and to provide for certain limitations with respect to Payee’s ability to transfer such shares.

NOW, THEREFORE, in consideration of the foregoing, Maker and Payee hereby agree as follows:

1. AMENDMENTS TO PROMISSORY NOTE.

(a) The following legend is deemed affixed to the beginning of the Promissory Note:

“THIS PROMISSORY NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “PROMISSORY NOTE”) IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JULY 3, 2013, BY AND AMONG PAYEE (AS DEFINED HEREIN), MAKER (AS DEFINED HEREIN) AND OXFORD FINANCE LLC (THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.”

(b) The following new paragraphs are hereby added immediately following the fifth paragraph of the Promissory Note:

“Optional Conversion Following IPO. If prior to the Maturity Date, Maker completes an initial public offering (“IPO”) of Maker’s Common Stock, $0.0001 par value per share (“Common Stock”), Payee shall have the right, but not the obligation, at any time thereafter and prior to the Maturity Date, to have converted the outstanding principal of this Promissory Note, together with any accrued but unpaid interest thereon, into shares of Maker’s Common Stock at a price per share equal to the Market Value (defined below). Payee shall make the election, if any, to convert this Promissory Note in accordance with this paragraph by providing written notice to Maker. The “Market Value” shall equal the average closing price per share of Maker’s Common Stock on the securities exchange or quotation system on which Maker’s Common Stock is then traded for the ten (10) trading day days prior to the date of Maker’s notice of conversion. No fractional shares shall be issued upon the conversion of this Promissory Note, and Maker shall instead pay to Payee cash equal to the applicable Market Value of any such fractional share.

Termination of Rights Upon Conversion; Survival of Lock-Up. Upon conversion of this Promissory Note, Payee shall have no further rights under this Promissory Note, whether or not this Promissory Note is surrendered.

Underwriter Lock-Up. If requested by the underwriters for the initial public offering of Maker’s Common Stock, Payee shall agree not to sell any shares of Maker’s Common Stock or any other securities of Maker, without the consent of such underwriters, for a period of not more than one hundred eighty (180) days following the effective date of the registration statement relating to such offering. Payee agrees to execute and deliver such other agreements as may be reasonably requested by Maker’s underwriters, which are consistent with the foregoing, or which are reasonably necessary to give further effect thereto.”

2. NO OTHER AMENDMENT. Except for the matters set forth in this Amendment, all other terms of the Promissory Note shall remain unchanged and in full force and effect.

3. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT TO PROMISSORY NOTE as of the date first written above.

CONATUS PHARMACEUTICALS INC.

By:	/s/ Charles J. Cashion
Name:	Charles J. Cashion
Title:	Senior Vice President, Finance,
Chief Financial Officer and Secretary

PFIZER INC.

By:	/s/ Robert E. Landry
Name:	Robert E. Landry
Title:	SVP and Treasurer

[SIGNATURE PAGE TO AMENDMENT TO PROMISSORY NOTE]